Fidelity Core Real Estate Fund

FACT SHEET JULY 31, 2026

Fidelity Core Real Estate Fund ("the Company") provides eligible individual investors with access to a diversified portfolio of moderately leveraged, stable, income-producing properties in research supported markets. The Company seeks attractive, risk-adjusted total returns consisting of current income and capital appreciation. Historically, exposure to real estate has helped provide an inflation hedge, income tax advantages, and strong diversification relative to other asset classes.

Current NAV share price	Annualized since inception net total return[1]	Annualized distribution rate (Q2 2026)	Pre-Tax Equivalent Yield (2025)[2]
$11.61	8.96%	4.74%	7.55%

Performance summary[3]



3 Month
YTD
1 Year
3 Year
Since Inception
10%
5%
0%
-5%
-10%
Net Total Return
Fidelity
ODCE
Fidelity
ODCE
Fidelity
ODCE
Fidelity
ODCE
Fidelity
ODCE*

	3 Month Fidelity	3 Month ODCE	YTD Fidelity	YTD ODCE	1 Year Fidelity	1 Year ODCE	3 Year Fidelity	3 Year ODCE	Since Inception Fidelity	Since Inception ODCE*
Total Return	**1.47%**	**1.04%**	**1.47%**	**1.04%**	**6.94%**	**3.11%**	**8.02%**	**-2.81%**	**9.19%**	**-3.62%**

Appreciation   Income

Property type[4] & geographic allocation



Industrial
Residential
Retail
Medical Office
CMBS
4%
12%
31%
37%
16%



Seattle, WA
17%
Boston, MA
22%
Phoenix, AZ
29%
Charlotte, NC
7%
Raleigh-Durham, NC
4%
Dallas, TX
10%
Atlanta, GA
11%

Data as of 7/31/2026. Quarterly data where noted as of 6/30/2026.

Since Inception return for the Fidelity Core Real Estate Fund is annualized for periods greater than 1 year, and begins at Company inception of 2/1/23.

*Since inception date of ODCE index is 1/1/23, the period nearest the Company inception date, measured on a quarterly basis.

There is no assurance the Company will achieve its investment objectives or that investors in the Company will not suffer losses.

Past performance is no guarantee of future results.

For eligible investors only.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fidelity Core Real Estate Fund

Portfolio management team[4]



Ellen Hall
Head of Direct Real Estate, Portfolio Manager
32 years of experience



Patrick McLaughlin, CFA
Head of Asset Management, Direct Real Estate, Co-Portfolio Manager
18 years of experience

Portfolio summary
as of July '26

Gross portfolio value	Total number of assets	Portfolio occupancy[5]	Loan-to-value (LTV) Ratio
$669.6M	**15**	**99%**	**31%**

MONTHLY TOTAL NET RETURN (%)

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
2023		(0.19)[1]	4.95	0.33	0.20	0.70	0.64	0.40	0.40	0.44	1.31	0.72	10.25[1]
2024	0.86	0.62	0.75	0.50	0.65	0.56	0.58	0.47	0.84	0.79	2.70	0.54	10.29
2025	0.54	0.52	0.50	0.61	0.90	0.63	0.52	0.81	0.52	0.22	0.83	0.23	7.03
2026	0.44	0.56	0.46	0.52	0.45	0.68	0.54						3.72

STRUCTURE AND TERMS[6]	
Structure	Non-traded, private real estate investment trust (REIT)
Term	Open-ended, perpetual offering
Minimum	Share class specific; minimum subsequent investments of $5,000
Subscriptions	Monthly
Distributions	Monthly[7]
Share repurchase plan	Quarterly repurchases up to 5% of aggregate NAV[8]
Tax reporting	Form 1099-DIV

Representative property[9]
Copper Point: Gilbert, AZ | Medical Office



SHARE CLASS SPECIFIC FEES	CLASS I	CLASS S	CLASS F
Minimum investment[10]	$25,000	$25,000	$25 million
Management Fee	1.0% of NAV per annum payable quarterly.	1.0% of NAV per annum payable quarterly.	0.70% of NAV per annum payable quarterly.
Incentive Fee	12.5% of annual total return, subject to a 5% annual hurdle amount and a high-water mark with a catch up—each term as defined in the Memorandum (Payable to Special Limited Partner, an affiliate of Investment Manager.)		
Commission	None	Up to 3.50%	None
Dealer Fee	None	None	None
Shareholder Servicing Fee	None	Up to 0.85%	None
Issuance	Unlimited	Unlimited	$500 million
Aggregation	No	No	Yes

Past performance and dividend rates are historical and do not guarantee future results.

Data as of 7/31/2026. All returns shown assume reinvestment of distributions pursuant to the Company's distribution reinvestment plan, are derived from unaudited financial information, and are net of all fund expenses, including general and administrative expenses, transaction related expenses, management fees, and performance participation allocation, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year.

For eligible investors only.

Fidelity Core Real Estate Fund ENDNOTES 1. Since Company inception date (2/1/2023). 2. The Tax Equivalent Yield is calculated by taking the After-Tax Yield divided by 1 – 37% (max. individual income tax rate). The After Tax Yield includes a 20% Qualified Business Income tax deduction that is available on REIT ordinary income distributions. After-Tax and Pre-Tax Equivalent yields do not consider any other taxes which may apply to certain shareholders such as net investment income tax, state and local taxes, or non-U.S. taxes. Fidelity does not provide tax advice, and investors should consult with their tax advisors regarding the tax consequences of an investment in the Company based on their individual circumstances. Tax Information current as of August 2026. For illustrative purposes only. 3. As of June 30, 2026. All returns shown assume reinvestment of distributions pursuant to the Company’s distribution reinvestment plan, are derived from unaudited financial information and are net of all fund expenses, including general and administrative expenses, transaction related expenses, management fees, performance participation allocation, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance is historical and does not predict future returns. ODCE Total Return is net of average advisory fee of the constituent funds and represents the ODCE-NFI Index (NCREIF). Net performance is shown less the highest fee applicable to any client employing this strategy. Other fees and expenses may reduce returns. 4. As of July 31, 2026. 5. Calculation based on square footage, including residential portfolio. 6. For full Summary of Principal Terms, Related Risks, and additional Information, please refer to the Confidential Private Placement Memorandum of the Core Real Estate Fund dated August, as supplemented. 7. The Company intends to pay monthly distributions as authorized by the Company’s trustee. Distributions are not guaranteed and may be funded from sources other than cash flow from operations. 8. Total repurchases are limited to 5% of aggregate NAV per calendar quarter. The Company is not obligated to repurchase any Shares and may choose to repurchase some, or none, of the Shares that have been requested to be repurchased in any particular quarter. The Company’s share repurchase plan is subject to other terms and limitations and the Company’s trustee may make exceptions to, amend or suspend the share repurchase plan. 9. Representative property example provided for illustrative purposes only. 10. The General Partner may waive or reduce the investment minimum for certain investors. DISCLAIMERS The information contained herein is confidential. By accepting this information, the recipient agrees that it will use, and it will cause its directors, partners, officers, employees, and representatives to use, the information only to evaluate its potential interest in the securities described herein and for no other purpose and will not divulge any such information to any other party. Any reproduction of this information, in whole or in part, is prohibited. Fidelity does not provide legal or tax advice, and the information provided is general in nature and should not be considered legal or tax advice. Consult an attorney, tax professional, or other advisor regarding your specific legal or tax situation. The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. If any offer of securities is made, it will be made pursuant to a confidential Private Placement Memorandum (as amended or supplemented, the “Memorandum”), Subscription Agreement and other documents (collectively, the “Offering Documents”) prepared by or on behalf of Fidelity Core Real Estate Fund (the “Company”) that contain material information not contained herein and that shall, to the extent applicable, supersede, amend, and supplement the information contained herein in its entirety. Any decision to invest in the securities described herein should only be made after reviewing the Offering Documents, conducting such investigations as the investor deems necessary or appropriate and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in the securities. The securities described herein will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Company will not be registered under the Investment Company Act of 1940, as amended. The securities described herein will not be approved or disapproved by any federal, state or foreign securities commission or any other regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the information contained herein. Any representation to the contrary is a criminal offense. None of the Company, Fidelity Diversifying Solutions LLC (“Investment Manager”), Fidelity Brokerage Services LLC (“FBS”), Fidelity Distributors Company LLC (“FDC”) and their respective affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. The Company, the Investment Manager, FBS, FDC and their respective affiliates disclaim any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. The information contained herein includes estimates and projections and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. None of the Company, the Investment Manager, FBS, FDC and their respective affiliates expects, or shall have any duty, to update the information contained herein. RISK FACTORS Investors should review the offering documents, including the description of risk factors contained in the Memorandum, prior to making a decision to invest in the securities described herein. An investment in the Company involves a high degree of risk and is suitable only for those investors willing to risk losing some or all of their principal investment and who have the experience and ability to evaluate the risks and merits of an investment in the Company. The Memorandum includes more complete descriptions of the risks described below as well as additional risks relating to, among other things, equity investments, real estate assets, use of leverage, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should only be made after reviewing the Memorandum, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Company.

Prospective investors should read the Memorandum carefully for a description of the risks associated with an investment in the Company. These risks include, but are not limited to, the following: There is no public trading market for the Company’s shares of beneficial interest (“Shares”) and repurchase of Shares by the Company will likely be the only way to dispose of Shares. Share repurchases will not become available under the Company’s share repurchase plan until the third anniversary of the initial closing in the Company’s offering. The Company is not obligated to repurchase any Shares under its share repurchase plan and may choose to repurchase only some, or even none, of the Shares that have been requested to be repurchased. In addition, repurchases will be subject to available liquidity and other significant restrictions. Further, the Company’s trustee may make exceptions to, modify or suspend the Company’s share repurchase plan. As a result of the foregoing, Shares should be considered as having only limited liquidity and at times may be illiquid. Distributions are not guaranteed and may be funded from sources other than cash flow from operations, including borrowings, offering proceeds, the sale of assets. The Company has no limits on the amounts it may fund from such sources. The purchase and repurchase price for Shares will generally be based on the Company’s most recently determined NAV and will not be based on any public trading market. While there will be independent annual appraisals of the Company’s properties, the appraisal of properties is inherently subjective, and the Company’s NAV may not accurately reflect the actual price at which its properties could be liquidated on any given day. The NAV per Share, if calculated as of the date on which a shareholder makes its subscription request or repurchase request, may be significantly different than the transaction price such shareholder pays or the repurchase price such shareholder receives. Certain of the Company’s investments or liabilities are subject to high levels of volatility from time to time and could change in value significantly between the end of the prior month as of which the NAV is determined and the date that shareholder acquires Shares or has its Shares repurchased, however the most recently determined NAV per Share will generally continue to be used as the offering and repurchase price per Share. The Company is dependent on the Investment Manager to conduct its operations. The Investment Manager will face conflicts of interest as a result of, among other things, the allocation of investment opportunities among the Company and other Clients (as defined in the Memorandum), the allocation of time of its investment professionals and the substantial fees that the Company will pay to the Investment Manager. There are limits on the ownership and transferability of Shares pursuant to the Company’s organizational documents and applicable law. If the Company fails to qualify as a REIT and no relief provisions apply, the Company’s NAV and cash available for distribution to its shareholders could materially decrease. Accredited Investor Status. Each shareholder in the Company must represent in writing, among other things, that such shareholder is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act. Investment Risk. An investment in the Company involves a high degree of risk, including the risk that the shareholder’s entire investment may be lost. There is no assurance that the Company will be profitable. The success of the Company will in a large part depend on its ability to assemble a diversified portfolio from numerous investors that drives returns, while simultaneously identifying and investing in real estate assets that cover their own operating and debt-servicing costs without serving as a drag on the returns of the contributed portfolio. Sourcing and assembling a diversified portfolio from numerous investors, and identifying and investing in self-sufficient real estate assets, are difficult tasks and involve a high degree of risk, competition and uncertainty. General Risks of Real Estate Assets. The success of real estate assets will depend in part on many factors related to the real estate market in general, and to the specific sub-markets in which the Company’s real estate assets are held. These factors include, without limitation, changes in general economic conditions; lease defaults; decreases in property values; unanticipated property capital requirements; changes in the financial resources of issuers/borrowers; natural disasters; changes in interest rates; changes in the availability of debt financing and/ or mortgage funds which may render the sale or refinancing of properties difficult or impracticable; negative developments in the economy and/or adverse changes in real estate values generally and other factors that are beyond the control of the Investment Manager. Use of Leverage. Although intended to add to returns, the borrowing of funds to purchase qualifying assets will expose the Company to the risk that the returns achieved on the qualifying assets will be lower than the cost of borrowing to purchase such assets and that leveraging the Company to buy such assets therefore diminishes the returns achieved by the Company as a whole. In addition, there is a risk that the availability of financing will be interrupted at some future time, requiring asset sales to repay the outstanding borrowings or a portion thereof. Availability of Suitable Investments. The pursuit of the Company’s investment strategy involves uncertainty. There can be no assurance that the Investment Manager will be able to locate and complete suitable investments or sufficiently diversify the Company’s portfolio in a manner that satisfies the Company’s objectives and that the Investment Manager believes will provide performance commensurate with the Company’s targets. Loss of Capital. No guarantee or representation is made that the Company will achieve its investment objective or that shareholders will not lose all or substantially all of their investment in the Company. The past performance of the Investment Manager or its affiliates is no guarantee of the future performance of the Company. Other Funds and Accounts Managed by Fidelity. The Fidelity personnel responsible for making investments on behalf of the Company are also responsible for making investments on behalf of other funds and accounts. General Tax Risks. The Company intends to operate so as to qualify as a REIT under the Internal Revenue Code of 1986 (the “Code”). However, qualification as a REIT involves the application of highly technical and complex provisions of the Code for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Company’s REIT status, which would cause the Company to face serious tax consequences that will substantially reduce the funds available to satisfy its obligations, to implement its business strategy and to make distributions to shareholders for each of the years involved. IMPORTANT INFORMATION Fidelity Diversifying Solutions LLC (FDS), a registered investment adviser is the Investment Manager for the Fidelity Core Real Estate Fund. “Fidelity Investments” and/or “Fidelity” refers collectively to FMR LLC, a U.S. company, and its subsidiaries, including but not limited to Fidelity Management & Research Company LLC (FMR Co.) and FDS. Fidelity has prepared this material for, and only intends to provide it to certain eligible investors. Do not distribute or reproduce this report. Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or its affiliated companies. The Chartered Financial Analyst (CFA) designation is offered by the CFA Institute. To obtain the CFA charter, candidates must pass three exams demonstrating their competence, integrity, and extensive knowledge in accounting, ethical and professional standards, economics, portfolio management, and security analysis, and must also have at least 4,000 hours of qualifying work experience completed in a minimum of 36 months, among other requirements. CFA® is a trademark owned by CFA Institute. 1143449.31.0 1.9916778.133 0826 FIDELITY BROKERAGE SERVICES LLC, MEMBER NYSE/SIPC, 900 SALEM STREET, SMITHFIELD, RI. 02917 FIDELITY DISTRIBUTORS COMPANY LLC, 900 SALEM STREET, SMITHFIELD, RI 02917 Not FDIC Insured • May Lose Value • No Bank Guarantee Fidelity Core Real Estate Fund